UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

E ENERGY ADAMS, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
PROPOSALS TO BE VOTED UPON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
NOMINATIONS FOR DIRECTOR POSITIONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
ANNUAL REPORT AND FINANCIAL STATEMENTS
Appendix 1
Appendix 2
Appendix 3
Appendix 4

13238 East Aspen Road
Adams, NE 68301

NOTICE OF ANNUAL MEETING OF MEMBERS AND IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEMBER MEETING TO BE HELD ON FEBRUARY 1, 2008

To our Members:

The 2008 Annual Meeting of Members (the “2008 Annual Meeting”) of E Energy Adams, LLC (the “Company”) will be held on Friday, February 1, 2008, at the Holiday Inn Express Hotel and Suites, 4005 North 6th Street, Beatrice, Nebraska, 68310. Registration for the Annual Meeting will begin at 12:00 p.m. The 2008 Annual Meeting will commence at approximately 1:00 p.m. The purposes of the meeting are to: (1) Elect nine (9) Directors to our Board of Directors; (2) Approve the Amendments to the Operating Agreement; and (3) Transact such other business as may properly come before the 2008 Annual Meeting or any adjournments thereof. The Board of Directors recommends a vote FOR the election of its nominees for Directors and FOR the amendments to the Operating Agreement.

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to Members are available at www.eenergyadams.com under the “Investor Relations” tab; and

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (877) 988-4655 or emailing Laurie Leners at lleners@eenergyadams.com on or before January 25, 2008, to facilitate timely delivery.

If you have any questions regarding the information in the proxy statement or completion of the proxy card located on our website at www.eenergyadams.com under the “Investor Relations” tab, or if you need directions to attend the meeting and vote in person, please call Laurie Leners in our office at (877) 988-4655 or email her at lleners@eenergyadams.com.

Only Members listed on the Company’s records at the close of business on December 21, 2007 are entitled to notice of the Annual Meeting and to vote at the 2008 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on Thursday, January 31, 2008.

All Members are cordially invited to attend the 2008 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy card will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (402) 988-5205 or mail it to us at 13238 East Aspen Road, Adams, NE 68301.

By order of the Board of Directors,

Jack L. Alderman
Chairman of the Board

Adams, Nebraska
December 21, 2007

E Energy Adams, LLC
13238 East Aspen Road
Adams, NE 68301

Proxy Statement
Annual Meeting of Members
Friday, February 1, 2008
1:00 p.m.

The enclosed proxy is solicited by the Board of Directors of E Energy Adams, LLC (the “Company” or “E Energy Adams”) for use at the 2008 Annual Meeting of Members of the Company to be held on Friday, February 1, 2008 (the “2008 Annual Meeting”), and at any adjournment thereof. The 2008 Annual Meeting will be held at the Holiday Inn Express and Suites, 4005 North 6th Street, Beatrice, Nebraska 68310. Registration for the meeting will begin at 12:00 p.m. The Annual Meeting will commence at approximately 1:00 p.m. This solicitation is being made by posting on the Company’s website (www.eenergyadams.com), however the Company may also use its officers, Directors, and employees (without providing them with additional compensation) to solicit proxies from Members in person or by telephone, facsimile or letter. Distribution of this proxy statement via access on the Company’s website (www.eenergyadams.com) is scheduled to begin on or about December 21, 2007, and delivery of the proxy card via U.S. Mail is scheduled to begin on or about January 3, 2008.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Company is soliciting your proxy vote at the 2008 Annual Meeting because you were a Member of the Company at the close of business on December 21, 2007, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2008 Annual Meeting?

A:	The 2008 Annual Meeting will be held on Friday, February 1, 2008 at Holiday Inn Express and Suites, 4005 North 6th Street, Beatrice, Nebraska 68310. Registration for the meeting will begin at 12:00 p.m. The Annual Meeting will commence at approximately 1:00 p.m.

Q:	What am I voting on?

A:	You are voting on:
•	The election of three (3) Group I Directors;

•	The election of three (3) Group II Directors;

•	The election of three (3) Group III Directors; and

•	The approval of four (4) amendments to the Operating Agreement.
The Board of Directors recommends a vote FOR the election of its nominees for Directors and FOR the amendments to the Operating Agreement.

Q:	What is the effect of the amendments to the Operating Agreement if passed?
There are four proposed amendments to the Operating Agreement.
The approval of the first amendment to the Operating Agreement will allow the Board of Directors to change the fiscal year without first obtaining the consent of the Members. If this amendment is not approved, then the Board of Directors would need to request a Member vote on any proposed change to the fiscal year, which requires holding a Member meeting in accordance with the procedures outlined in Section 6 of the Operating Agreement.
The approval of the second amendment to the Operating Agreement will limit the period of time a Director would serve when appointed to fill a vacancy. If approved, the second amendment would provide that the newly appointed Director will serve until the next Annual or Special Meeting of the Members. If this amendment is not approved, Directors appointed to fill vacancies will serve out the remainder of the term of the former Director.
The approval of the third amendment will reduce the number of directors required to be present in order to transact business at any Directors’ meeting, as set forth in Section 5.10 of the Operating Agreement, from 50% of the elected plus 50% of the appointed Directors to 50% of all Directors, whether elected or appointed. If this amendment is not approved the Operating Agreement will continue to require the presence of fifty percent (50%) of elected Directors plus fifty percent (50%) of appointed Directors to constitute a quorum.
The approval of the fourth amendment will add a new Section 5.23 to the Operating Agreement, which would allow the removal of an elected Director, without cause, upon the two-thirds (2/3) vote of the Members, as well as the removal of any Director, for cause, upon the super majority vote of 75% of all Directors. If this amendment is not approved, there will continue to be no provisions specifying the process for the removal of Directors, either by the Members or Directors.

Q:	How many votes do I have?

A:	On any matter which may properly come before the meeting, each Member entitled to vote will have one vote for each membership unit owned of record by such Member as of the close of business on December 21, 2007. However, any Member who is authorized to appoint a Director pursuant to Section 5.3(c) of the Operating Agreement is not entitled to vote for the election of any other Directors that Members are otherwise entitled to elect. Appointing Members vote on the proposed amendments to the Operating Agreement.

Q:	Do I have dissenters’ rights?

A:	Pursuant to Section 6.15 of the Operating Agreement, Members have no dissenters’ rights.

Q:	What is the voting requirement to elect the Directors?

A:	In the election of Directors, the three nominees in Group I, the three nominees in Group II and the three nominees in Group III receiving the greatest number of votes relative to the other nominees in the group will be elected. The presence (in person or by proxy or by mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the election of Directors. A Member who is authorized to appoint a Director pursuant to Section 5.3(c) of the Operating Agreement is not entitled to vote for the election of any other Directors that Members are entitled to elect and will not be counted in the determination of quorum regarding the election of Directors.

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Q:	What is the voting requirement to approve the amendments to the Operating Agreement?

A:	Provided a quorum of at least twenty-five percent (25%) of the Membership Voting Interests is present, the affirmative vote by a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person, by proxy, or by mail ballot) will result in the amendments being approved.

Q:	How many membership units are outstanding?

A:	At the close of business on December 21, 2007, there were 5,133 outstanding membership units. Five hundred and twenty (520) of the total 5,133 outstanding membership units are held by Members pursuant to Sections 5.1(a) and 5.3(c) of the Operating Agreement may not vote for Directors in the general election.

Q:	What is the effect of an abstention?

A:	Abstentions will be counted when determining whether a quorum is present. Abstentions for Director elections, however, will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that the nominees receiving the most votes relative to the other nominees in the group will be elected. Because amendments to the Operating Agreement must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting, abstentions will be counted as a vote against the amendments.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2008 Annual Meeting either in person or by proxy. You may vote using any of the following methods:
•
Proxy Card. The enclosed proxy card is a means by which a Member may authorize the voting of his, her, its or their membership units at the 2008 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2008 Annual Meeting in accordance with the Member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company at 13238 East Aspen Road, Adams, NE 68301 or fax the proxy card to the Company at (402) 988-5205. In order for your vote to count, the Company must receive it by 5:00 p.m. local time on Thursday, January 31, 2008.

•	In person at the 2008 Annual Meeting. All Members of record as of December 21, 2007 may vote in person at the 2008 Annual Meeting.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2008 Annual Meeting;

•
Giving personal or written notice of the revocation, which is received by Jack L. Alderman, Chairman of the Company’s Board of Directors, at the Company’s offices at 13238 East Aspen Road, Adams, Nebraska, 68301 by 5:00 p.m. local time on Thursday, January 31, 2008; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Dennis L. Boesiger, at the commencement of the 2008 Annual Meeting.

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Q:	What happens if I mark too few or too many boxes on the proxy card?

A:	If you do not mark any choices for Group I, Group II or Group III Directors on the proxy card, then your votes will be deemed abstentions. If you mark fewer than three (3) choices for Group I Directors, fewer than three (3) choices for Group II Directors, or fewer than three (3) choices for Group III Directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you vote for more than three nominees in any group of nominees, then your votes will be counted as voting FOR those nominees recommended for election by the Board of Directors.

If you fail to mark a vote, then the proxies solicited by the Board of Directors will be voted FOR the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.

Q:	Who can attend the 2008 Annual Meeting?

A:	All Members as of the close of business on the record date, which is December 21, 2007 may attend the 2008 Annual Meeting.

Q:	What is the Record date for the 2008 Annual Meeting?

A:	December 21, 2007.

Q:	Who will count the votes?

A:	Laurie Leners will count the votes and the Company’s Secretary, Dennis Boesiger, will supervise the process.

Q:	What constitutes a quorum?

A:	The presence in person or by proxy of persons holding at least 25% of the issued and outstanding units is required to constitute a quorum. Because on December 21, 2007 the Company had 5,133 issued and outstanding membership units, the presence of 1,284 membership units will constitute a quorum for the approval of the amendments to the Operating Agreement. Any Member authorized to appoint a Director pursuant to Section 5.3(c) of the Operating Agreement will not be counted in the determination of quorum for the election of Directors. As a result, the presence of 1,154 membership units will constitute a quorum for the election of Directors. If you submit a proxy or appear at the meeting, then you will be considered part of the quorum.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

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Q:	How do I nominate a candidate for election as a Director at next year’s Annual Meeting?

A:	The Group I Directors will stand for election at the 2009 Annual Meeting. Nominations for Director seats are made by a nominating committee appointed by the Board of Directors. In addition, a Member may nominate a candidate for Director by following the procedures explained in this proxy statement on Page 20 and Section 5.3 of the Operating Agreement. Section 5.3 of the Operating Agreement requires that written notice of a Member’s intent to nominate an individual for Director must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting of the Company.

Q:	What is a Member proposal?

A:	A Member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s Members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for Members to vote on the matter via the proxy card. The deadlines and procedures for submitting Member proposals are explained below on Page 7 of this proxy statement. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
When are Member proposals and Director nominations due for the 2009 Annual Meeting?

A:	We intend to hold our 2009 Annual Meeting on or about January 30, 2009. In order to be considered for inclusion in next year’s proxy statement, Member proposals must be submitted in writing to the Company by August 24, 2008. The Company suggests that proposals for the 2009 Annual Meeting of Members be submitted by certified mail-return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act of 1934.

Members who intend to present a proposal at the 2009 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than November 6, 2008. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a Member proposal intended to be submitted to the 2009 Annual Meeting of Members by November 6, 2008, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

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PROPOSALS TO BE VOTED UPON
PROPOSAL 1
Approval of Amendment #1 to the Operating Agreement
to Allow the Board of Directors to Change the Fiscal Year Without a Vote of the Members
The Company has adopted a fiscal year of October 1 — September 30. Pursuant to the Company’s Operating Agreement, in order to amend the fiscal year, a meeting of the Members to approve the change in the Company’s fiscal year is required. The Board of Directors believes it would be more efficient to allow the Board of Directors to approve changes in the fiscal year without Member approval, with the stipulation that any change in the fiscal year must comply with the Internal Revenue Code and any applicable provisions of any state or local tax law.
Accordingly, it is proposed that the Company amend the Operating Agreement to replace the following Section 1.9(r) in part:
1.9(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
With (underlined language reflects the change):
1.9(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.
Required Vote and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted in favor of the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
THE BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #1.
PROPOSAL 2
Approval of Amendment #2 to the Operating Agreement
to Amend the Section 5.3(b) of the Operating Agreement regarding Director Vacancies
Under the current Operating Agreement, a Director appointed by a majority of the remaining Directors to fill a vacancy, occurring other than due to the expiration of a term of office or removal from office, serves as Director for the remainder of such term. The proposed amendment to the Operating Agreement will provide that the Director, who is filling a vacancy, will serve only until the next Annual or Special Meeting of the Members.

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Accordingly, it is proposed that the Company amend the Operating Agreement to replace the following Section 5.3(b) in part:
Whenever a vacancy occurs other than from the expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
With (underlined and/or crossed out language reflects the change):
Whenever a vacancy occurs other than from expiration of a term of office or removal from office by the Members in accordance with Section 5.23, a majority of the remaining Directors shall appoint a new Director to fill the vacancy ~~for the remainder of such term~~ until the next Annual or Special Meeting of the Members. However, if a vacancy occurs by removal of a Director appointed by an Appointing Member in accordance with Section 5.3(c), the Appointing Member shall appoint a new Director within 30 days to fill the vacancy.
Required Vote and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted in favor of the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
THE BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #2.
PROPOSAL 3
Approval of Amendment #3 to the Operating Agreement
to Change the Percentage of Directors Required to Constitute a Quorum
The Operating Agreement calculates the number of Directors needed to constitute quorum by analyzing elected Directors separately from Directors appointed under section 5.3(c) of the Operating Agreement. In order to constitute quorum, 50% of all elected Directors in addition to 50% of all Directors appointed under section 5.3(c) must be present. The amendment to the Operating Agreement will allow all Directors to be counted regardless of classification for purposes of determining a quorum so that the presence of 50% of all Directors will constitute a quorum of Directors required to take action.
Therefore, it is proposed that the Company amend the Operating Agreement as follows:
Replace the following sentence in Section 5.10:
Not less than fifty percent (50%) of the elected Directors and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting.
With (underlined and/or crossed out language reflects the change):
Not less than fifty percent (50%) of the ~~elected~~ Directors ~~and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement authorized to vote on a matter as provided by this Agreement~~ shall constitute a quorum for the transaction of business at any Directors’ meeting.

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Required Vote and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted in favor of the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
THE BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #3.
PROPOSAL 4
Approval of Amendment #4 to the Operating Agreement
to Allow for the Removal of Directors Without Cause by the
Members as well as to Allow the Directors to Remove an Elected Director for Cause.
The Operating Agreement does not currently contain a procedure for Members or Directors to remove elected Directors. The proposed addition to the Operating Agreement will allow the Members to remove an elected Director without cause, by an affirmative vote of two thirds (2/3) of the outstanding Membership Voting Interests. Additionally, the proposed section would allow a super majority of seventy-five percent (75%) of Directors to remove an elected or appointed Director for cause, at a meeting called for that purpose. There are no provisions in the current Operating Agreement specifically addressing the removal of elected Directors.
Therefore it is proposed that the Company amend the Operating Agreement as follows:
Amend Section 5 of the Operating Agreement to insert an additional provision, Section 5.23, as follows:
5.23	Removal of Directors.
a.
By the Members. The Members may remove an elected Director without cause, by the affirmative vote of two-thirds (2/3) of the then outstanding Membership Voting Interests of the Company at a meeting called for that purpose (in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such removal.

b.
By the Directors. A super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director (whether elected or appointed), for cause, at a meeting called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. For purposes of this Section 5.23(b), the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.

c.	Removal of an Appointed Director. In the case of the removal of an appointed Director, the Appointing Member shall appoint a replacement within 30 days in accordance with Section 5.3(c).

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Required Vote and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted in favor of the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
THE BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #4.
PROPOSAL 5
Election of Directors
The initial Board of Directors was composed of fifteen (15) Directors. Since that time, two Directors have resigned and the current Board of Directors consists of thirteen (13) Directors. The initial term for these Directors ends with the first annual or special meeting of the Members following substantial completion of the construction of the Company’s facilities. The facilities were substantially completed in October 2007; therefore, initial terms of the thirteen (13) Directors will expire on February 1, 2008 at the Annual Meeting.
Pursuant to the Operating Agreement, Members of the Board of Directors will be divided into three (3) groups which will serve staggered terms. Beginning at the 2009 Annual Meeting of Members, Members will vote for Group I Directors, each of which will then be elected to three-year terms. The Board of Directors has nominated the following persons for election as Directors: Jack L. Alderman, Duane Wollenburg, William Riechers, Steven Dean, David Lukens, Tom Roode, Dennis Boesiger, Kenneth Brinkman, and Ron Miller. All of the nominees, with the exception of David Lukens, are incumbent Directors. All nominees have indicated their willingness to serve as Directors if elected.
The nine nominees receiving the highest vote totals will be elected as Directors of the Company at the 2008 Annual Meeting provided a quorum is present. The Board of Directors has determined that Dennis Boesiger, Kenneth Brinkman, and Ron Miller will be placed in Group I, and if elected, they will become Group I Directors and each will serve a term until the 2009 annual meeting of Members. Steven Dean, David Lukens, and Tom Roode will be placed in Group II, and if elected, will become Group II Directors and each will serve a term until the 2010 annual meeting of Members. Duane Wollenburg and William Riechers will be placed in Group III, and if elected, will become Group III Directors along with Jack L. Alderman, who pursuant to Section 5.3(a) of the Operating Agreement will automatically be classified as a Group III Director. The Group III Directors will serve a term until the 2011 annual meeting of Members.
Required Vote and Board Recommendation
The affirmative vote of a majority of the membership voting interests represented at the Annual Meeting (in person, by proxy or by mail ballot) is to elect a nominee to the position of Director. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted in favor of the Board of Directors’ nominees. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the nominees. Any Member who is authorized to appoint a Director pursuant to Section 5.3(c) of the Operating Agreement shall not be entitled to vote for the election of any other Directors that Members are otherwise entitled to elect.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS

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Information about Current Directors and Nominees(1)
The following table contains certain information with respect to the Director nominees including those persons currently serving as Directors and persons nominated for election at the 2008 Annual Meeting of Members:

		Year First Became
Name and Principal Occupation	Age	A Director	Term Expires
Jack L. Alderman, President of Alderman Construction, Inc., Alderman Property Management Inc. and sole proprietor of Alderman Properties	56	2005	2008
Duane Wollenburg, Owner of Swan City Farms, Inc. and President of Cooperative Railways, LLC	54	2005	2008
Dennis L. Boesiger, Vice President/General Manager/Part Owner of Midwest Livestock Systems, Inc.	69	2005	2008
Ken Brinkman, Dealer Principal of Brinkman Brothers, Inc.	52	2005	2008
Steve Dean, Farmer and Sales Representative for Pioneer Hi-Bred International	58	2005	2008
Ron Miller, Farmer and Owner/Operator of a retail farm machinery business and a commercial trucking company.	66	2005	2008
Bill Riechers, Project Coordinator and Consultant for Value Add Ventures, LLC	55	2005	2008
Tom Roode, President of Roode Packing Company and Owner or Roode Feedlot, Inc.	61	2005	2008
David Lukens, Senior Vice President of Lockton Companies, LLC	46	—	—

(1)
Pursuant to Section 5.3(c) of the Operating Agreement, Ethanol Capital Partners, LLC, Series G will be appointing Scott Brittenham to the Company’s Board of Directors. Additionally, Western Ag Holdings, LLC will be appointing Lawrence Peck to the Company’s Board of Directors, pursuant to Section 5.3(c) of the Operating Agreement.

Biographical Information Regarding Nominees
Jack L. Alderman, Chairman, President and Director, Age 56
For the past five years, Jack L. Alderman has operated a construction, development and management business. He is president of Alderman Construction, Inc., Alderman Property Management Inc. and sole proprietor of Alderman Properties. His holdings include several apartment complexes, an office building, mini-storage facilities and vacation rentals. He is also an investor in and active member of the board of directors of Timberwood Banks, in Tomah, Wisconsin. Mr. Alderman has served as our Chairman, President and Director since our inception, and has performed the duties of Chief Executive Officer prior to our hiring of our Chief Executive Officer and in the interim period between the employment of our former Chief Executive Officer and our current Chief Executive Officer. Mr. Alderman is not considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200, due to the fact that he occasionally served at times in the role of executive officer of the Company.
Dennis L. Boesiger, Secretary and Director, Age 69
For the past five years, Dennis Boesiger has served as Secretary/Treasurer/Part Owner of Midwest Livestock Systems, Inc., a large agricultural construction and equipment distribution company, building and equipping livestock and poultry production facilities. He currently serves on the Nebraska State Chamber of Commerce and Industry Executive Board, Nebraska Diplomats and the Gage County Economic Development Board. Mr. Boesiger has served as our Secretary and Director since April 29, 2005. Mr. Boesiger is not considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200, due to his status as an officer of the Company.

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William L. Riechers, Director, Age 56
For the past five years, Bill Riechers has served as project coordinator and consultant for a company he owns, Value Add Ventures, LLC. As a project coordinator and consultant, he coordinates the project financing associated with the construction of ethanol plants. The following are the ethanol projects for which Mr. Riechers served as a project coordinator: Big River Resources, LLC; Golden Grain Energy, LLC; Amaizing Energy, LLC; Western Wisconsin Renewable Energy; Glacial Lakes Energy, LLC; United Wisconsin Grain Producers, LLC; Granite Falls Energy, LLC; and Siouxland Ethanol, LLC. Mr. Riechers has served as our Director since April 29, 2005. Mr. Riechers is not considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200, due to his compensation of $250,000 for consulting services as project coordinator.
Duane H. Wollenburg, Vice Chairman, Age 54
For the past five years, Duane Wollenburg has owned and operated Swan City Farms, Inc., an operation in Southeast Nebraska comprised of 50% irrigated and 50% dryland crops. He is an agent for Western United Mutual Insurance for whom he sells and writes property liability insurance policies. Mr. Wollenburg has served as our Director since April 29, 2005. Mr. Wollenburg is not considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200, due to his status as an officer of the Company.
Kenneth S. Brinkman, Director, Age 52
For the past five years, Kenneth S. Brinkman has served as the Dealer Principal of Brinkman Brothers, Inc., a family owned business. He has also owned and managed 800 acres of farm ground. Mr. Brinkman has served as our Director since April 29, 2005. Mr. Brinkman is considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200.
Steven L. Dean, Director, Age 58
For the past five years, Steve Dean has owned and operated 4500 acres of corn and soybean farm land as well as a 150-200 head cow/calf operation. He has also been a sales representative for Pioneer Hi-Bred International. Mr. Dean has served as our Director since April 29, 2005. Mr. Dean is considered independent pursuant to the independence standards promulgated by NASDAQ Rule 4200.
Ron L. Miller, Director, Age 66
For the past five years, Ron L. Miller has owned and operated Miller Sales, a retail farm machinery business and a commercial trucking company. Mr. Miller is an emergency medical technician for the volunteer rescue squad and is Fire Chief of the Clatonia Fire Department. Mr. Miller has served as our Director since April 29, 2005. Mr. Miller is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.
Tom Roode, Director, Age 61
Up until 2004, Tom Roode served as president of Roode Packing Co. since 1990. In 2004 he sold the Fairbury Brand Trademark, formulas and recipes for meat products made at Roode Packing Co. Mr. Roode is currently owner of Roode Feedlot, Inc., a 15,000 head capacity commercial feed yard. Mr. Roode has served as our Director since August 12, 2005. Mr. Roode is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.

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David Lukens, Director, Age 46
David Lukens has been nominated to serve as director of E Energy Adams and will stand for election at the 2008 Annual Meeting. Since 1991, he has served as Senior Vice President of Lockton Companies, LLC. Mr. Lukens duties include oversight over the production and retention of large commercial insurance accounts. Mr. Lukens is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.
Biographical Information Regarding Non-Nominee Directors, Officers and Significant Employees
Nicholas J. Cusick, Director, Age 56
Nicholas J. Cusick has served as Director of E Energy Adams since 2005 and is not seeking re-election to the Board of Directors. For the past five years, Mr. Cusick has served as CEO of IMSCORP, a Lincoln, Nebraska based holding company with three operating divisions, manufacturing and marketing products for a wide range of institutional and consumer markets. Mr. Cusick is an active member in the Lincoln Partnership for Economic Development. Mr. Cusick has served as our Treasurer since April 29, 2005 and has performed the functions of our Chief Financial Officer prior to our hiring of our Chief Financial Officer and in the interim period between the employment of our former Chief Financial Officer and our current Chief Financial Officer. Mr. Cusick’s term as director will end on February 1, 2008. Mr. Cusick is not considered independent pursuant to the independence standards promulgated by NASDAQ 4200, due to his status as an officer of the Company.
Vinson W. VanEngen, Director, Age 60
Vinson VanEngen has served as Director of E Energy Adams since 2005 and is not seeking re-election to the Board of Directors. For the past five years, Mr. VanEngen has owned and operated a 1,700 acre no-till farming operation in the Adams Nebraska area. Mr. VanEngen has served as our Director since April 29, 2005. Mr. VanEngen’s term as Director will end on February 1, 2007. Mr. VanEngen is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.
Mark O. Weber, Director, Age 50
Mark Weber has served as Director of E Energy Adams since 2005 and is not seeking re-election to the Board of Directors. For the past five years, Mr. Weber has owned and operated a family farm raising corn, soybeans, and wheat. He also owned and operated a wean-to-finish hog operation in Southeast Nebraska. Mr. Weber has served as our Director since April 29, 2005. Mr. Weber’s term as Director will end on February 1, 2007. Mr. Weber is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.
Amy J. Johnston, Director, Age 34
Amy Johnston has served as Director of E Energy Adams since 2005 and is not seeking re-election to the Board of Directors. For the past five years, Ms. Johnston has worked as a Sales Executive for Interact Incorporated, a telecommunications software firm in Lincoln, Nebraska. Ms. Johnston has served as our Director since April 29, 2005. Ms. Johnston’s term as Director will end on February 1, 2007. Ms. Johnston is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.
Gary R. Bentzinger, Director, Age 62
Gary R. Bentzinger has served as Director of E Energy Adams since 2005 and is not seeking re-election to the Board of Directors. For the past five years, Mr. Bentzinger has owned and operated a diversified farming operation in Southeastern Nebraska. Mr. Bentzinger has served as our Director since April 29, 2005. Mr. Bentzinger’s term as Director will end on February 1, 2007. Mr. Bentzinger is considered independent pursuant to the independence standards promulgated by NASDAQ 4200.

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Carl Sitzmann, Chief Executive Officer — Age 51
Carl Sitzmann has served as CEO of E Energy Adams, LLC since April 2007. Prior to the date Mr. Sitzmann accepted the position of CEO with the Company, he held the position of Vice President of Production/Technology for GELITA North America from August 2002 to April 2007. Over the past 14 years, Mr. Sitzmann has held various leadership positions in the gelatin industry. Mr. Sitzman is not considered independent pursuant to the independence standards promulgated by NASDAQ 4200, due to his status as an executive officer of the Company.
Nicholas Stovall, Chief Financial Officer — Age 37
Nicholas Stovall has served as CFO of E Energy Adams since September 2007. For the past ten years, Mr. Stovall has worked for Glenn Corporation, a chemical distribution company in St. Paul, Minnesota. Mr. Stovall held the positions of Chief Financial Officer and Treasurer/Controller for Glenn Corporation from June 1997 to September 2007. Mr. Stovall is not considered independent pursuant to the independence standards promulgated by NASDAQ 4200, due to his status as an executive officer of the Company.
Andrew Johansen, Grain/Commodities Manager—Age 34
Andrew Johansen was hired by E Energy Adams for the position of Grain/Commodities Manager, effective as of January 2, 2006. Prior to joining E Energy Adams, Mr. Johansen held the position of Grain Department Manager for Southeast Nebraska Co-operative Company from January 1998 through December 2006. Mr. Johansen is not considered independent pursuant to the independence standards promulgated by NASDAQ 4200, due to his status as an employee of the Company.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
As of November 15, 2007, the following beneficial owners held 5% or more of our outstanding units:

		Amount and
		Nature of
		Beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner	Owner(1)	Class

Membership units	Ethanol Capital Partners LP Series G and Ethanol Capital Partners LP Series E, Rockefeller Center(1) 1230 Avenue of the Americas, 7th Floor New York, New York 10020	400 units	7.78%

	Totals:	400 units	7.78%

(1)
Ethanol Capital Partners LP Series G is the record owner of 320 membership units. Ethanol Capital Partners LP Series E is the record owner of 80 membership units. Pursuant to Rule 13d of the Securities and Exchange Act of 1934, Ethanol Capital Partners LP Series G and Ethanol Capital Partners LP Series E are considered a “person” and thus the shares are combined to determine the amount of membership units beneficially owned by Ethanol Capital Partners LP Series G.

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SECURITY OWNERSHIP OF MANAGEMENT
As of November 15, 2007, members of our Board of Directors, executive officers and Director nominees own membership units as follows:

	Name and Address of	Position with	Amount and Nature of	Percent of
Title of Class	Beneficial Owner[1]	E Energy Adams	Beneficial Owner	Class
Membership units	Jack L. Alderman	Director, Chairman & President	80 units	1.56%
Membership units	Nicholas J. Cusick[2]	Director	8 units	0.16%
Membership units	Dennis L. Boesiger[3]	Director & Secretary	23 units	0.45%
Membership units	William L. Riechers	Director	8 units	0.16%
Membership units	Vinson W. VanEngen	Director	20 units	0.39%
Membership units	Duane H. Wollenburg	Director & Vice Chairman	10 units	0.19%
Membership units	Kenneth S. Brinkman	Director	12 units	0.23%
Membership units	Mark O. Weber	Director	27 units	0.53%
Membership units	Steven L. Dean	Director	25 units	0.49%
Membership units	Amy J. Johnson	Director	5 units	0.10%
Membership units	Gary R. Bentzinger	Director	7 units	0.14%
Membership units	Ron L. Miller[4]	Director	11 units	0.21%
Membership units	Tom Roode	Director	28 units	0.55%
Membership units	David Lukens	Director Nominee	50 units	0.97%
	As a Group:		314 units	6.13%

(1)	The address of the beneficial owner is deemed to be the same address as the Company, of which he is the principal owner.

(2)	Mr. Cusick beneficially owns 2 units individually and 6 units through A & N Energy Investments, LLC of which Mr. Cusick is a principal owner.

(3)	Mr. Boesiger beneficially owns 2 units individually and 21 units through Allegro Holdings, LLC of which Mr. Boesiger is a principal owner.

(4)	Mr. Miller beneficially owns 6 units individually and 5 units through Miller Livestock, Inc of which Mr. Miller is a principal owner.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and Directors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2007.

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BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors generally meets once per month. The Board of Directors held 14 regularly scheduled and special meetings during the fiscal year ended September 30, 2007. All of the Directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended September 30, 2007, with the exception of Dennis Boesiger and William Riechers.
The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our Directors. Members desiring to communicate with the Board of Directors may do so by contacting a Director via our website, fax, phone or in writing. The names of our Directors are listed on our website at http://www.eenergyadams.com.
The Board of Directors does not have a policy with regard to Directors’ attendance at annual meetings. This is the first annual meeting of the Company at which election of the Directors and other action will occur. The Company held an information meeting in 2007, which was attended by all of the Directors. All of our Directors are independent, as defined by NASDAQ Rule 4200, with the exception of Dennis Boesiger, Duane Wollenburg, and Nicholas Cusick, who are not considered independent due to their status as officers of the Company; Jack L. Alderman, who is not considered independent due to his status as an officer and interim Chief Executive Officer of the Company and the future receipt of $250,000 for his development services; and William Riechers, who is not considered independent due to his payment of $250,000 by the Company for consulting services as project coordinator.
Audit Committee
The Company became a reporting organization with the SEC in January 2007. Prior to this time, the entire Board of Directors acted as the audit committee for the Company. The Board of Directors created an audit committee in November 2006 which operates under a charter adopted by the Board of Directors in November 2006, a copy of which is attached to this Proxy Statement as Appendix I. Our audit committee charter requires that the audit committee have at least three members. On January 17, 2007, the Board of Directors appointed Ken Brinkman, Ron Miller, Steve Dean, and Gary Bentzinger to the audit committee.
The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, all current members of our audit committee are independent within the definition of independence provided by NASDAQ Rule 4200. Under NASDAQ Rule 4200, all of our current audit committee members are independent. In addition, our audit committee charter requires that at least three members of our audit committee comply with the independence requirements set forth in our charter, with which the audit committee is compliant. Prior to November 2006, when the entire Board of Directors acted as the audit committee, all of our current Directors qualified as independent pursuant to NASDAQ Rule 4200, with the exception of Nick Cusick, Dennis Boesiger, and Duane Wollenburg, who are not considered independent due to their status as officers of the Company, Jack L. Alderman, due to his status as an executive officer of the Company and who will receive $250,000 for his development services, and William Riechers, who received $250,000 for consulting services as project coordinator.
The Board of Directors has determined that we do not currently have an audit committee financial expert serving on our audit committee. We do not have an audit committee financial expert serving on our audit committee because no member of our Board of Directors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 407 of Regulation S-B.
The Company only recently became a reporting company and created an audit committee; thus, the entire board acted as the audit committee during the first few months of the fiscal year ended September 30, 2007, with the audit committee serving for the remainder of the fiscal year ended September 30, 2007. The Board of Directors did not meet solely to discuss audit related issues in fiscal year ended September 30, 2007; however, audit issues were addressed as necessary at regular board meetings. Beginning with the first meeting of the newly formed audit committee on January 17, 2007, audit issues were specifically addressed by the audit committee during the three audit committee meetings that were held during the fiscal year ended September 30, 2007. All of our audit committee members attended at least 75% of the audit committee meetings.
Audit Committee Report
The Board of Directors acted as the audit committee for the first few months of the fiscal year ended September 30, 2006, until the audit committee held its first meeting on January 17, 2007. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

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The audit committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Board reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2007. The committee has discussed with Boulay, Heutmaker, Zibell, and Co., P.L.L.P., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell, and Co., P.L.L.P. as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence. The Board has considered whether the provision of services by Boulay, Heutmaker, Zibell, and Co., P.L.L.P. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Form 10-QSB are compatible with maintaining Boulay, Heutmaker, Zibell, and Co., P.L.L.P.’s independence.
Based on the reviews and discussions referred to above, the Board of Directors determined that the audited financial statements referred to above should be included in the Annual Report accompanying this proxy statement for the fiscal year ended September 30, 2007.
Audit Committee

Ken Brinkman	Steve Dean
Ron Miller	Gary Bentzinger
Independent Registered Public Accounting Firm
The audit committee selected Boulay, Heutmaker, Zibell, and Co., P.L.L.P. as independent registered public accountants for the fiscal year October 1, 2006 to September 30, 2007. A representative of Boulay, Heutmaker, Zibell, and Co., P.L.L.P is expected to be present at the Annual Meeting of Members, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by the principal independent registered public accountants (Boulay, Heutmaker, Zibell, and Co., P.L.L.P.) to the Company from its inception on May 15, 2005 through the Company’s fiscal year ended September 30, 2007 are as follows:

Category	Year	Fees
Audit Fees (1)	2007	$79,110
	2006	$75,170
	2005	$34,080
Audit-Related Fees	2007	—
	2006	—
	2005	—
Tax Fees	2007	—
	2006	—
	2005	—
All Other Fees	2007	—
	2006	—
	2005	—

(1)	Audit fees also consist of review of statutory and regulatory filings and research and consultation related to such filings.

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Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by the audit committee pursuant to Company policy requiring such approval.
One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our audit committee and Board of Directors.
Nominating Committee
The Board of Directors instituted and approved a nominating committee for the Company on October 17, 2007. The Board of Directors appointed Jack L. Alderman, Duane Wollenburg, Nick Cusick and Dennis Boesiger to serve as members of the nominating committee of the Board of Directors. The nominating committee did not meet during the fiscal year ended September 30, 2007 because this is the first year Director elections have been held since inception. Based upon the size of the Company and the board’s familiarity with the Company since inception, the board also has determined that the members of the nominating committee are qualified to suggest nominees for consideration to the Board of Directors. Pursuant to our Operating Agreement, this is the first year since the Company’s inception that Directors are to be elected. The major responsibilities of the nominating committee are to:
•	Develop a nomination process for candidates to the Board of Directors;

•	Establish criteria and qualifications for membership to the Board of Directors;

•	Identify and evaluate potential Director nominees;

•	Fill vacancies on the Board of Directors;

•	Recommend nominees to the Board of Directors for election or re-election.
Pursuant to the Operating Agreement, the Company’s first election of Directors is to be held at the first annual or special meeting of the Members after substantial completion of the ethanol production facility and on an annual basis thereafter. Because we reached substantial completion of the ethanol plant in October 2007, the 2008 Annual Meeting is the first annual meeting at which Directors will be elected. The nominating committee established a charter on October 17, 2007 and has developed policies and procedures for evaluating potential Director candidates whether presented by Members or selected by the nominating committee. In recommending Director candidates, the nominating committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and composed of experienced and seasoned advisors. These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidates would be a desirable addition to the Board and any committees of the Board. The nominating committee will also review the qualifications of, and make recommendations regarding, director nominations submitted to the Company by Member owners in accordance with the Company’s Operating Agreement.
The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. None of the Directors on the nominating committee are independent within the definition of independence provided by NASDAQ Rules 4200 and 4350, due to their status as officers of the Company.
Compensation Committee
The Board of Directors has not established a committee specifically entitled “compensation committee.” However, the executive committee currently in place performs the same tasks usually performed by a compensation committee. The Board of Directors appointed Jack L. Alderman, Duane Wollenburg, Nick Cusick and Dennis Boesiger to serve as members of the executive committee of the Board of Directors. They were appointed to the committee on November 29, 2006. The executive committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and oversees the compensation of our other executive officers. The compensation committee has the overall responsibility for approving and evaluating our Director and executive compensation plans, policies and programs. The executive committee held seven (7) meetings during the fiscal year ended September 30, 2007. All of the Directors on the executive committee attended at least 75% of the meetings held by the executive committee during the fiscal year ended September 30, 2007. None of the Directors on the executive committee are independent within the definition of independence provided by NASDAQ Rules 4200 and 4350, due to their status as officers of the Company.

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NOMINATIONS FOR DIRECTOR POSITIONS
Nominations for the election of Directors may be made by any Member entitled to vote generally in the election of Directors. In accordance with our Operating Agreement, a Member desiring to nominate one or more persons for election as a Director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of E Energy Adams at least 60 days, but no more than 90 days, prior to the annual meeting.
This notice must contain: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of units of E Energy Adams entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (v) such other information regarding each nominee proposed by the Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of E Energy Adams if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of our outstanding units that clearly sets forth the proposed candidate as a nominee of the Director’s seat to be filled at the next election of Directors. If a presiding officer at a meeting of the Members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Ron Miller and Dennis Boesiger, both directors of the Company are brothers-in-law. No other family relationships exist between any of the Directors, officers or key employees of the Company.
Carl Sitzmann, Chief Executive Officer
By written agreement dated April 16, 2007, we hired Mr. Sitzmann as Chief Executive Officer of the plant. Mr. Sitzmann’s compensation is disclosed below in the section entitled “SUMMARY COMPENSATION TABLE.”
Nicholas Stovall, Chief Financial Officer
By written agreement dated August 31, 2007 and effective on September 17, 2007, we hired Mr. Stovall as Chief Financial Officer of the plant. Mr. Stovall’s compensation is disclosed below in the section entitled “SUMMARY COMPENSATION TABLE.”
Sam Sacco, Former Chief Executive Officer
By written agreement dated February 19, 2007, Mr. Sacco resigned as Chief Executive Officer, effective February 19, 2007. Mr. Sacco’s compensation is disclosed below in the section entitled “SUMMARY COMPENSATION TABLE.”
Larry Brees, Former Chief Financial Officer
By written agreement dated July 17, 2007, Mr. Brees resigned as Chief Financial Officer, effective as of July 17, 2007. Mr. Brees’ compensation is disclosed below in the section entitled “SUMMARY COMPENSATION TABLE.”

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Jack L. Alderman, Director
On June 17, 2005, we entered into a project development agreement with Jack L. Alderman to serve as our project coordinator in developing, financing and constructing our plant. Mr. Alderman is chairman of our Board of Directors and president. Under the terms of the agreement, his duties include assumption of responsibility for public relations, on-site development issues, and timely completion of the project. Mr. Alderman is also responsible for apprising our board of the status of the project and of any material events, assisting us with the development of policies regarding construction of the project, and any other duties as directed by our board with respect to the development, financing and construction of our plant. For performing these development services for us, we are obligated to pay Mr. Alderman a one-time development fee equal to $250,000. This fee is payable to Mr. Alderman on the date upon which our ethanol plant first generates net income. In addition to the $250,000 development fee, we also reimburse Mr. Alderman for expenses incurred in the performance of his duties, such as hotel/living expenses, business meals, travel expenses, educational expenses, and automobile mileage at a rate per mile as periodically set by the Internal Revenue Service. These costs are estimated at approximately $2,000 per month.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our chief executive officer, chief financial officer, plant manager and grain manager. As of September 30, 2007, none of our Directors or officers had any options, warrants, or other similar rights to purchase securities of the Company.

		Annual Compensation			Long Term Compensation Awards
Name and Position	Fiscal Year	Salary ($)		Bonus ($)
Carl Sitzmann, current CEO(1)	2007		$57,500	$0	n/a
Jack L. Alderman, interim CEO(2)	2007		$0	$0	n/a
Sam Sacco, former CEO	2007		$65,500	$0	n/a
Nicholas Stovall, current CFO(3)	2007	$		$0	n/a
Larry Brees, former CFO	2007		$55,000	$0	n/a
Lance Liebergen, former Plant Manager	2007		$69,000	$0	n/a
Andrew Johansen, Grain Manager(4)	2007		$56,600	$0	n/a

(1)
Mr. Sitzmann is eligible for a Pre-Startup Bonus of up to $20,000 as well as an Annual Performance Bonus up to and including, but not greater than, 100% of his base salary. The amounts earned by Mr. Sitzmann under either of these bonuses are not calculable at this time and will be disclosed in a later filing on Form 8-K. In addition, the Company pays $20,000 per year into a Supplemental Executive Retirement Plan. Mr. Sitzmann is not vested in, and has not rights to, the SERP until after the fifth year of continuous employment is completed.

(2)	Mr. Alderman served as Interim Chief Executive Officer for the time period between Mr. Sacco’s resignation and the hiring of Mr. Sitzmann. Mr. Alderman received no compensation for such services.

(3)
Mr. Stovall is eligible for a Pre-Startup Bonus of $20,000 as well as an Annual Performance Bonus up to and including, but not greater than, 50% of his base salary. The amounts earned by Mr. Stovall under either of these bonuses are not calculable at this time and will be disclosed in a later filing on Form 8-K.

(4)
Mr. Johansen is eligible for a Pre-Startup Bonus of $20,000 as well as an Annual Performance Bonus up to and including, but not greater than, 50% of his base salary. The amounts earned by Mr. Johansen under either of these bonuses are not calculable at this time and will be disclosed in a later filing on Form 8-K.

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DIRECTOR COMPENSATION
Our executive committee has set Director fees for attending meetings at $100 per meeting and $25 per committee meeting with a cap of $50 per month for committee meetings. Directors are also compensated for reasonable out of pocket expenses they incur. For Fiscal Year 2007, the Directors have received compensation under this policy as follows:

DIRECTOR COMPENSATION
		Annual Compensation
		Fees
		Earned	All
	Fiscal	or Paid in	Other	Total
Name	Year	Cash ($)	Compensation	Compensation
Jack L. Alderman	2007	$1,200	$0	$1,200
Gary Bentzinger	2007	$1,125	$0	$1,125
Dennis Boesiger	2007	$1,100	$0	$1,100
Kenneth Brinkman	2007	$1,000	$0	$1,000
Nicholas Cusick	2007	$1,000	$0	$1,000
Steve Dean	2007	$1,125	$0	$1,125
Amy Johnston	2007	$1,400	$0	$1,400
Ron Miller	2007	$1,000	$0	$1,000
Bill Riechers	2007	$700	$0	$700
Tom Roode	2007	$900	$0	$900
Vinson VanEngen	2007	$1,075	$0	$1,075
Mark Weber	2007	$1,700	$0	$1,700
Duane Wollenburg	2007	$1,150	$0	$1,150
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s 2007 Annual Report to security holders, including financial statements and notes for the fiscal year ended September 30, 2007, is also available on our website.
The Company will provide each Member solicited a copy of the Proxy Statement and Annual Report on Form 10-KSB without charge upon request. The written request for the these documents should be directed to Laurie Leners by phone at (877) 988-4655 by email at lleners@eenergyadams.com or by mail at 13238 East Aspen Road, Adams, Nebraska 68301. The Form 10-KSB and Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

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Appendix 1
E ENERGY ADAMS, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I.	Purpose
The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of E Energy Adams, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:
•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•	Monitor the performance of the Company’s internal audit function and independent auditors;

•	Provide an avenue of communication among the independent auditors, management, and the Board; and

•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
II.	Authority
The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:
•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

•	Resolve any disagreements between management and the independent auditor regarding financial reporting;

•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;

•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;

•	Meet with Company officers, external auditors, or outside counsel, as necessary;

•
Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•
Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III. Composition
1.	Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

2.
The Committee shall be comprised of at least three independent directors of the Company (as defined in subparagraph 3 of this Article III below), all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.

3.	A director will NOT be considered independent for purposes of this Article III, if such director:
(a)
Receives any consulting, advisory, or other compensatory fees from the Company, other than board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

(b)	Is an “affiliated person” of the Company, the definition of which is attached hereto as Exhibit 1;

(c)	Is an employee of the Company or any current subsidiary of the Company;

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(d)
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(e)	Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(f)
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(g)	Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(h)	Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;
4.	Committee members and a Committee chair shall be recommended and appointed by the Board.
IV.	Meetings
The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via teleconference or video-conference.
The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

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V.	Scope of Responsibilities and Duties
Charter Review
Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.
Financial Reporting
Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:
•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.
Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.
Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with Statements of Accounting Standards (“SAS”) No. 61, Communications with Audit Committee (relating to the conduct of the audit and the application of significant accounting policies and estimates), SAS No. 89, Audit Adjustments (relating to audit adjustments) and SAS No. 90, Audit Committee Communications (relating to the quality, not just the acceptability, of the Company’s accounting principles and estimates), all as amended from time to time, which are attached to this charter as Exhibit 2.

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Review disclosures made by Principal Executive Officer and Principal Financial Officer in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.
Internal Control
Consider the effectiveness of the Company’s internal control system, including information technology, security and control.
Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
Internal Audit
In the event the Company employs an internal audit department, the Committee shall:
Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.
Review the effectiveness of the internal audit function.
Independent Auditors
Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:
At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.
Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.
Present its conclusions with respect to the external auditor to the Board.

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Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.
Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.
On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.
Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.
Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.
Present its conclusions with respect to the independent auditor to the Board.
Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.
Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.
Compliance
At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

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Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.
Obtain regular updates from management and Company legal counsel regarding compliance matters.
Reporting Responsibilities
Annually prepare such report and certification to unit holders as required by SEC regulations.
Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.
Other Audit Committee Responsibilities
Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.
As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.
Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.
Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.
Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

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EXHIBIT 1
The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.
(A)	A person will be deemed not to be in control of a specified person for purposes of this section if the person:
1.	Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

2.	Is not an executive officer of the specified person.
(B)
The previous paragraph (Subparagraph A) of this section only creates a safe harbor position that a person does not control a specified person. The existence of the safe harbor does not create a presumption in any way that a person exceeding the ownership requirement in the previous paragraph (Subparagraph A) of this section controls or is otherwise an affiliate of a specified person.

The following will be deemed to be affiliates:
(A)	An executive officer of an affiliate;

(B)	A director who also is an employee of an affiliate;

(C)	A general partner of an affiliate; and

(D)	A managing member of an affiliate.
For purposes of the previous paragraph (Subparagraph A) of this section, dual holding companies will not be deemed to be affiliates of or persons affiliated with each other by virtue of their dual holding company arrangements with each other, including where directors of one dual holding company are also directors of the other dual holding company, or where directors of one or both dual holding companies are also directors of the business jointly controlled, directly or indirectly, by the dual holding companies (and, in each case, receive only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of the dual holding companies or any entity that is jointly controlled, directly or indirectly, by the dual holding companies).

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Appendix 2

OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC

Dated April 25, 2005

E ENERGY ADAMS, LLC
OPERATING AGREEMENT

i

ii

iii

OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC
THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the 25th day of April, 2005, by and among E Energy Adams, LLC, a Nebraska limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
WHEREAS, the Company’s organizers caused to be filed with the State of Nebraska, Articles of Organization dated March 25, 2005, pursuant to the Nebraska Limited Liability Company Act (the “Act”); and
WHEREAS, the Members desire to adopt this Operating Agreement to set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Nebraska limited liability company by filing Articles of Organization with the Nebraska Secretary of State on March 31, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “E Energy Adams, LLC” and all business of the Company shall be conducted in such name.
1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Nebraska; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Nebraska limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4 Principal Place of Business. The Company shall continuously maintain an office in Nebraska. The principal office of the Company shall be at 649 Main Street, Adams, NE 68301, or elsewhere in the State of Nebraska as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Nebraska Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:

(a) “Act” means the Nebraska Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
(c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
(d) “Agreement” means this Operating Agreement of E Energy Adams, LLC, as amended from time to time.
(e) “Articles” means the Articles of Organization of the Company filed with the Nebraska Secretary of State, as same may be amended from time to time.
(f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
(g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
(h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
(i) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(j) “Company” means E Energy Adams, LLC, a Nebraska limited liability company.
(k) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
(l) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
(m) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
(n) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
(o) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
(p) “Effective Date” means April 25, 2005.
(q) “Facilities” shall mean the ethanol production and co-product production facilities in Nebraska or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan.
(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

(s) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
(t) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
(u) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
(v) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
(w) “Liquidator” has the meaning set forth in Section 10.8 hereof.
(x) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
(y) “Member” means any Person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.

(z) “Members” means all such Members.
(aa) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
(bb) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
(cc) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
(dd) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
(ee) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
(ff) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
(gg) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
(hh) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
(ii) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
(jj) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

(kk) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
(ll) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
(mm) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
(nn) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
(oo) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(pp) “Securities Act” means the Securities Act of 1933, as amended.
(qq) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
(rr) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
(ss) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
(tt) “Units” or “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(uu) “Unit Holders” means all Unit Holders.
(vv) “Unit Holder” means the owner of one or more Units.
(ww) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
(xx) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
(yy) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after to the Effective Date.

2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
(a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
(b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
(c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.
5.2 Number of Total Directors. The total number of initial Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15) subject to the number of Directors appointed pursuant to Section 5.3(c). At the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, the number of elected Directors shall be reduced and become fixed at nine (9). The total number of Directors shall depend upon the number of Directors appointed pursuant to Section 5.3(c) in relation to the required number of elected Directors necessary to maintain a majority of elected Directors on the Board. Subject to the election and appointment of Directors pursuant to the terms of this Operating Agreement, the Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot). However, the relative ratio of the number of elected Directors to appointed Directors shall always result in a majority of elected Directors.

5.3 Election of Directors.
(a) Election of Directors and Terms. The initial Directors shall be appointed by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. In accordance with Section 5.2, at the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, the number of directors shall be reduced and become fixed at nine (9). If this reduction in the number of Directors requires the removal of any Director, Jack L. Alderman shall not be included in the Directors removed at that time. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified; provided however, that any Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Members are entitled to elect, and the Units held by such Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. Prior to the expiration of their initial terms, the initial Directors shall conduct a lottery to separately identify the Director positions to be elected and so classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. Notwithstanding the foregoing, Jack L. Alderman shall be classified in Group III. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
(b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:

(i)	the name and address of record of the Member who intends to make the nomination;

(ii)
a representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;

(iv)
a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Members;

(v)
such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and

(vii)
a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
(c) Special Right of Appointment of Directors for Certain Members. Commencing with the first annual or special meeting of the Members following Financial Closing, each Member who holds two hundred (200) or more Units, all of which were purchased by such Member from the Company during the Company’s initial publicly registered offering (“Appointing Members”), shall be entitled to appoint one (1) Director, so long as the Appointing Member is the holder of two hundred (200) or more Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two hundred (200) or more Units from the Company in its initial registered offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two hundred (200) or more Units other than by acquisition from the Company in its initial registered offering, shall not be entitled to appoint any Directors, regardless of the number of Units held by such Member.

A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold of 200 Units, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Member shall elect Directors collectively with the other Members in accordance with Section 5.3(a).
5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
(h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

(n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
(o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.6 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.7 Restrictions on Authority of Directors.
(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:
(i)
Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)	Confess a judgment against the Company in an amount in excess of $500,000;

(iii)	Issue Units at a purchase price of less than $5,000 per Unit;

(iv)	Issue more than an aggregate of 7,000 Units; and

(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute Member action pursuant to Section 6.10 herein.
5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the elected Directors and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

5.11 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nebraska and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.13 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.18 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
5.20 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act.

To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
SECTION 6. ROLE OF MEMBERS
6.1 One Membership Class. There shall initially be one class of Membership Interests and one class of Units.

6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.3 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.
6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.16 Limitation on Ownership. Notwithstanding any other provision herein, subsequent to the close of the Company’s initial registered offering no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. For purposes of this Section 6.16, the offering will close upon the earliest occurrence of any of the following: (1) the Company’s acceptance of subscriptions for units equaling the maximum amount as set forth in the Company’s registration statement; (2) one year from the effective date of the Company’s initial registration statement; or (3) the Company’s decision to close any time after the acceptance of subscriptions for units equaling the minimum amount as set forth in the Company’s registration statement.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied.

Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.
SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.
9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
(a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

(ii)	without consideration to or in trust for descendants or the spouse of a Member; and
(b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Directors in writing,

(ii)	to any other Member or to any Affiliate or Related Party of another Member; or

(iii)	to any Affiliate or Related Party of the transferor.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.

9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.
9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.
9.9 Representations Regarding Transfers.
(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.

(b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.
9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.
SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a 75% super majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
11.8 Governing Law. The laws of the State of Nebraska shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the date first set forth above.
COMPANY:
E ENERGY ADAMS, LLC

By:

Jack L. Alderman, Chairman

EXHIBIT “A”
Initial Membership List

		Initial Capital
Name of Initial Members	Units	Contribution

Jack L. Alderman	80	$400,000

TOTAL:	80	400,000

EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors

Jack L. Alderman, Chairman, President, Secretary and Treasurer	105 East Veterans Street, Tomah, Wisconsin 54660

EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
OPERATING AGREEMENT OF
E ENERGY ADAMS, LLC
The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in E Energy Adams, LLC, has received a copy of the Operating Agreement, dated April 25, 2005, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Operating Agreement, shall be subject to and comply with all terms and conditions of said Operating Agreement in all respects as if the undersigned had executed said Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member
Agreed and accepted on behalf of the
Company and its Members:

E ENERGY ADAMS, LLC

By:

Its:

Appendix 3
FIRST AMENDMENT TO OPERATING AGREEMENT OF
E ENERGY ADAMS, LLC
THIS FIRST AMENDMENT TO THE OPERATING AGREEMENT OF E ENERGY ADAMS, LLC dated April 25, 2005 (the “Operating Agreement”) is adopted and approved effective as of the 1st day of February, 2008, by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot) of E Energy Adams, LLC (the “Company”) pursuant to Section 8.1 of the Operating Agreement of the Company at a Meeting of the Members held on February 1, 2008.
The Operating Agreement is amended as follows:

Amendment to Section 1.9(r)	Section 1.9(r) is amended to read as follows:

(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.

Amendment to Section 5.3(b)	The last sentence of Section 5.3(b) is amended to read as follows:

Whenever a vacancy occurs other than from expiration of a term of office or removal from office by the Members in accordance with Section 5.23, a majority of the remaining Directors shall appoint a new Director to fill the vacancy ~~for the remainder of such term~~ until the next Annual or Special Meeting of the Members. However, if a vacancy occurs by removal of a Director appointed by an Appointing Member in accordance with Section 5.3(c), the Appointing Member shall appoint a new Director to fill the vacancy.

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Amendment to Section 5.10:	Section 5.10 is amended to read as follows:

5.10 Quorum. Not less than fifty percent (50%) of the ~~elected~~ Directors ~~and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement~~ authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

Amendment to Section 5	Section 5 is amended to add the following Section 5.23:

5.23 Removal of Directors. The Members may remove an elected Director without cause, by the affirmative vote of two thirds (2/3) of the then outstanding Membership Voting Interests of the Company at a meeting called for that purpose (in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such removal. In addition, a super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director, for cause, at a meeting called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. In the case of a removal of an appointed Director, the Appointing Member shall appoint a replacement in accordance with Section 5.3(c). For purposes of this Section 5.23, the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.
I, Dennis L. Boesiger, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by a majority of the members of the Company at a meeting of the members held on February 1, 2008, in accordance with the provisions of the Company’s Operating Agreement.

Dennis L. Boesiger, Secretary
Approved:

Jack L. Alderman, Chairman

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Appendix 4
E ENERGY ADAMS, LLC
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
Pursuant to Section 5.4 of the Operating Agreement of E Energy Adams, LLC, the Board of Directors (“Board”) of E Energy Adams, LLC (“Company”) and in accordance with other provisions therein, established a Nominating Committee (“Committee”) on this 17 day of October, 2007
I. Purpose
The Nominating Committee’s role is to recommend to the Board the slate of Director nominees for election to the Company’s Board, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings and to develop, review, evaluate and recommend changes to Company policies relating to (i) minimum Director nominee qualifications for all nominees including Director candidates nominated by members of the Company, and (ii) the process for identification and evaluation of Director nominees.
II. Authority
The Committee shall have the resources and authority necessary to discharge its duties and responsibilities as it deems appropriate in its sole discretion. Additionally, the Committee shall have the authority to retain and terminate any search firm to be used to identify Director candidates, including the authority to approve the search firm’s fees and other retention terms.
III. Composition
The Committee shall be comprised of the Directors occupying positions on the Executive Committee. The Board however may remove or replace a Committee member, with or without cause, by a majority vote of the Directors.
IV. Responsibilities
In carrying out its responsibilities, the Nominating Committee’s policies and procedures will remain flexible in order to best react to changing conditions and to ensure that the nominating processes and procedures of the Company are in accordance with all requirements. In carrying out these responsibilities, the Nominating Committee will perform the following functions.
1.
New Director Candidates. The Nominating Committee will identify individuals qualified to become Board members and recommend candidates to fill new or vacant positions. In recommending such candidates, the Nominating Committee will consider such factors as it deems appropriate to assist in developing a Board and Committees that are diverse in nature and composed of experienced and seasoned advisors.

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These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidates would be a desirable addition to the Board and any committees of the Board. The Nominating Committee will also review the qualifications of, and make recommendations regarding, Director nominations submitted to the Company by member owners in accordance with the Company’s Operating Agreement.

2.
Incumbent Directors Evaluation. The Nominating Committee will evaluate whether an incumbent Director should be nominated for re-election to the Board or any committee of the Board upon expiration of such Director’s term. The re-nomination of existing Directors shall not be automatic. The Nominating Committee will use the same criteria established for new Director candidates to make its evaluation and will also take into account the incumbent Director’s performance on the Board and on any committee on which such Director serves, which shall include attendance at Board and committee meetings.

3.
Develop Policies. To the extent that the Nominating Committee deems appropriate and prudent under the circumstances, the committee shall develop policies relating to (i) minimum Director nominee qualifications for all nominees including Director candidates nominated by members of the Company, and (ii) the process for identification and evaluation of Director nominees. These policies shall be reviewed at least annually or as business developments may dictate and each policy and policy update shall be submitted to the Board for approval.

4.
Examine Board Needs. The Committee shall examine the specific needs of the existing Board relative to any particular areas of experience or knowledge needed, and any candidate so that the overall Board composition reflects a mix of talents, experience, expertise, and perspectives appropriate to the Company’s circumstances.

V. Submission Requirements
Members of the Company may submit nominations for candidates to the Chairman of the Committee pursuant to the procedures set forth in Section 5.3(b) of the Company’s Operating Agreement. All nominations shall be submitted in writing to Chairman, E Energy Adams, LLC, 13238 E. Aspen Rd, Adams, NE 68310. Candidate’s properly submitted by members of the Company or members of the Committee shall be considered in the same manner as those submitted by third-party search firms to the Committee.

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VI. Meetings
The Committee shall meet at least two times annually. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will keep minutes at each of its meetings and such meeting minutes will be provided to the Board. Committee members will be furnished with copies of the minutes of each meeting. The Committee is governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and set forth in the Operating Agreement. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of this Charter, the company’s Operating Agreement, and the laws of the state of Nebraska.

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Vote by Mail or Facsimile: 1) Read the Proxy Statement 2) Check the appropriate boxes on the proxy card below 3) Sign and date the proxy card 4) Return the proxy card in the mail or via fax to (402) 988-5205 no later than 5:00 p.m. on Thursday, January 31, 2008 E ENERGY ADAMS, LLC Member Name: _____ Please Print Clearly Telephone Number: _____ Number of Units Owned on December 21, 2007: _____ 2008 Annual Meeting — Friday, February 1, 2008 For Unit Holders as of December 21, 2007 Proxy Solicited on Behalf of the Board of Directors ELECTION OF DIRECTORS You may withhold authority to vote for any nominees by lining through or otherwise strking out the name of any nominee. Group I You may vote for three (3) nominees, but no more than three (3) nominees. Dennis Boesiger, Incumbent —— Ron Miller, Incumbent — Kenneth Brinkman, Incumbent — Group II You may vote for three (3) nominees, but no more than three (3) nominees. Steven Dean, Incumbent —— Tom Roode, Incumbent — David Lukens, Nominee— Group III You may vote for three (3) nominees, but no more than three (3) nominees. Jack L. Alderman, Incumbent —— William Riechers, Incumbent — Duane Wollenburg, Incumbent — PROPOSAL — APPROVAL OF THE AMENDMENTS TO THE COMPANY’S OPERATING AGREEMENT: Please check the appropriate box: PROPOSAL: For _____ Against _____ Abstain Approval of the Amendment to the Company’s Operating Agreement to Allow the Board of Directors to Change the Fiscal Year Without a Vote of the Members Approval of the Amendment to the Company’s Operating Agreement to Amend the Section 5.3(b) regarding Director Vacancies Approval of the Amendment to the Company’s Operating Agreement to Change the Percentage of Directors Required Constituting a Quorum Approval of the Amendment to the Company’s Operating Agreement to Allow for the Removal of Directors Without Cause by the Members as well as to Allow the Directors to Remove an Elected Director for Cause Signature: Signature: Date: Date: Please sign exactly as your name appears above. When signing as attorney executor, administrator, trustee or guardian, please note that fact.

YOUR VOTE IS IMOPORTANT
Regardless of whether you plan to attend the Annual Meeting of Members, you can be sure your units are represented at the meeting by promptly returning your proxy in the mail at the address below or faxing it to us at (402) 988-5205.
E ENERGY ADAMS, LLC
13238 East Aspen Road
Adams, NE 68301
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting, Friday, February 1, 2008
The undersigned acknowledges receipt of a Notice of Meeting and Explanation of Proposals dated January 7, 2008, and hereby appoints Jack L. Alderman and Dennis L. Boesiger, jointly and severally, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Members of E Energy Adams, LLC to be held Friday, February 1, 2008 at 1:00 P.M. local time, and at any adjournment thereof, on any matters coming before the Meeting.
Please specify your choice by marking the appropriate box for each matter above. Any boxes not marked will be voted in accordance with the recommendations of the Board of Directors. The Proxies cannot vote your units unless you sign and return this card.
This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If no direction is made, this proxy will be voted FOR Dennis Boesiger, Kenneth Brinkman, and Ron Miller as nominees for Group I Directors of the Board of Directors, Steven Dean, David Lukens, and Tom Roode as nominees for Group II Directors of the Board of Directors, Jack L. Alderman, Duane Wollenburg, and William Riechers as nominees for Group III Directors of the Board of Directors and FOR the First Amendment to the Operating Agreement.
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY IN THE MAIL OR BY FACSIMILE AT (402) 988-5205.
If you do attend the meeting and desire to withdraw your ballot, you may do so by notifying the Secretary or another officer of the Company prior to the commencement of the meeting.